COMPUTATIONAL MATERIALS FOR RAMP SERIES 2001-RS3 TRUST     DEUTSCHE BANK GRAPHIC
________________________________________________________________________________





                       NEW ISSUE COMPUTATIONAL MATERIALS



                           $525,000,000 (Approximate)

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2001-RS3


                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                           RAMP SERIES 2001-RS3 TRUST
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                           Seller and Master Servicer




                                OCTOBER 15, 2001


________________________________________________________________________________
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RAMP SERIES 2001-RS3 TRUST     DEUTSCHE BANK GRAPHIC
________________________________________________________________________________


The analysis in this report is based on information provided by Residential Funding Corporation ("the Seller"). Neither the Issuer, Deutsche Banc Alex. Brown Inc. ("DBAB"), or any of their affiliates makes representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBAB and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBAB is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBAB in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBAB nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBAB AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. DBAB IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.


________________________________________________________________________________
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RAMP SERIES 2001-RS3 TRUST     DEUTSCHE BANK GRAPHIC
________________________________________________________________________________


RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS3
Computational Materials: Preliminary Term Sheet  (Page 1)
________________________________________________________________________________

                                          $525,000,000 (Approximate)
----------------------------------------------------------------------------------------------------
                                        STRUCTURE OVERVIEW
                                            TO 10% CALL
                                                   INTEREST
                              WAL        PAYMENT   ACCRUAL   PRINCIPAL    EXPECTED      EXPECTED
CERTIFICATAMOUNT(1)    TYPE   (YEARS)     DELAY     BASIS     PAYMENT       FINAL     RATING (S/M)
                 ($)                     (DAYS)             WINDOW (MOS)  MATURITY
----------------------------------------------------------------------------------------------------
A-I-1     138,800,000Floating    1.00      0                    26       December       AAA/Aaa
                      - Seq                        ACT/360                   2003
A-I-2     75,800,000 Fixed -     3.00     24          30/360    23       October,       AAA/Aaa
                       Seq                                                   2005
A-I-3     50,000,000 Fixed -     5.00     24          30/360    27       December       AAA/Aaa
                       Seq                                                   2007
A-I-4     74,492,000 Fixed -     9.40     24          30/360    56       July, 2012     AAA/Aaa
                       Seq
A-I-5     37,677,000 Fixed -     7.01     24          30/360    93       July, 2012     AAA/Aaa
                       NAS
A-I-IO    47,100,000 Fixed -     2.50     24          30/360   N/A       April, 2004    AAA/Aaa
          (Notional)    IO
A-II      148,231,000Floating    2.84      0                    93       July, 2009     AAA/Aaa
                                                   ACT/360
----------------------------------------------------------------------------------------------------
(1)     Subject to a 10% variance


                                       TRANSACTION OVERVIEW

Offered               Securities:  The  Class  A-I  Certificates  are  primarily backed by fixed  rate loans  (the  "Group I  Loans").  The
                      Class   A-I    Certificates    consist   of   $138,800,000
                      adjustable-rate  Class  A-I-1  Certificates,  $237,969,000
                      fixed-rate   Classes   A-I-2,   A-I-3,   A-I-4  and  A-I-5
                      Certificates  and a  $47,100,000  fixed-rate  Class A-I-IO
                      Certificate.

                      The  Class  A-II  Certificates  are  primarily  backed  by adjustable-rate  loans (the "Group II  Loans").  The Class
                      A-II   Certificates   consist   of  a   single   class  of
                      $148,231,000 adjustable-rate Class A-II Certificates.

Depositor:            Residential Asset Mortgage Products, Inc. ("RAMP")

Seller & Master       Residential Funding Corporation (the "Seller", "Master Servicer" or "RFC"),
Servicer:             an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Servicer:             HomeComings Financial Network, Inc. ("HomeComings"), a wholly-owned subsidiary of RFC and an approved "Special Servicer" by Standard & Poor's and Fitch Inc., will act as Servicer with respect to approximately 66.45% of the fixed-rate mortgage loans and 82.76% of the adjustable-rate mortgage loans.

Certificate Insurer:  Ambac Assurance Corporation ("Ambac"), rated Aaa by Moody's and AAA by
                      Standard & Poor's.

Cut-off Date:         The information presented is based upon the Cut-off Date of October 1,
                      2001.  The weighted average mortgage loan characteristics presented herein are not expected to materially change at closing.
                      |X|     Settlement Date: On or about October 25, 2001.
Expected Timing:
                      |X|     First Payment Date: The Distribution Date in November, 2001.
                      |X|     Two groups: Group I (fixed) and Group II (adjustable).
Collateral
Description:
                      |X| Group I Loans comprised of 2,685  fixed-rate  mortgage
                          loans totaling $376,769,492 as of the Cut-off Date.
                      |X| Group II  Loans  comprised  of  1,083  adjustable-rate
                          mortgage loans totaling $148,231,351 as of the Cut-off
                          Date.
                      |X| The mortgage loans were underwritten to a wide variety
                          of  underwriting  standards  under  several  different
                          programs,  more  fully  described  in  the  Prospectus
                          Supplement.  The  Group  I and  Group  II  Loans  will
                          consist of the following subgroups:

________________________________________________________________________________
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS3
Computational Materials: Preliminary Term Sheet  (Page 2)
________________________________________________________________________________


                                       TRANSACTION OVERVIEW
Collateral
Description:
(continued)


Program  Exceptions:   Loans  that  arise  from  exceptions  to  RFC's  standard
     guidelines for its 1st Lien HLTV, Jumbo A, Alt-A and Subprime Programs. These loans may not have met a specific RFC program parameter, such as an LTV limit, adjustable rate margin requirement or documentation requirement. Program Exceptions represent 97.06% and 89.46% of the Group I and Group II Loans respectively.

Seasoned Loans: Loans that are seasoned 13 months or more, comprised of purchased loans or previously securitized loans that have been called. Seasoned Loans represent 1.83% and 8.19% of the Group I and Group II Loans respectively.

Re-Performing Loans: Loans with a history of default and characterized as at least 90 days delinquent because the borrower still has prior scheduled principal due. However, the loans are considered re-performing because the borrower has made (a) 3 scheduled payments in the last 3 months or (b) 4 scheduled payments in the last 4 months. Re-Performing Loans represent 1.11% and 2.35% of the Group I and Group II Loans respectively.

Structure:

-    Group I -  Sequential  pay  and  NAS  with  an IO  supported  primarily  by
     Structure: fixed rate collateral.

-    Group II - Pass-through supported primarily by adjustable rate collateral.

Prepayment Assumption:

-    Group I - 18% CPR Prepayment Assumption:

-    Group II - 25% CPR

Class A-I-IO
Certificate:

     The Class A-I-IO Certificate will pay a coupon of 6.00% per annum for the November 2001 through April 2004 distribution dates. It does not have a principal balance and will only be entitled to interest on 30 distribution dates. Interest will accrue on a notional amount the lesser of (a) $47,100,000 or (b) the aggregate principal balance of the Group I Loans (the "Notional Amount").

Credit Enhancement:

-    100% Ambac wrapped.

-    Excess cash flow.

-    Overcollateralization.

- Limited cross-collateralization (i.e., if available, excess cash from either pool will cover certain losses and shortfalls).

Certificate
Insurance Policy:

     The Certificate Insurance Policy (the "Policy") will provide 100% coverage of timely interest (net of certain shortfalls), principal portions of any allocated realized losses and ultimate payment of principal by the latest final maturity date.

Cleanup Call:

     Master Servicer may terminate the trust if the aggregate principal balance of either Group I or Group II falls below 10% of the original principal balance of the respective group ("Cleanup Call Date"). The cleanup calls are independent of each other.

Distribution Date:

     25th of each month (or the next the business day if such a day is not a business day) commencing in November 2001.

________________________________________________________________________________
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS3
Computational Materials: Preliminary Term Sheet  (Page 3)
________________________________________________________________________________


                                   TRANSACTION OVERVIEW

Interest Accrual
Period:

- Classes A-I-2 through A-I-5 and A-I-IO: the calendar month preceding the current distribution date on a 30/360 basis.

- Class A-I-1 and Class A-II: from and including the preceding distribution date (for the first distribution period, the closing date) to but excluding the current distribution date on an Actual/360 basis.

Pass-Through Rates:

- Group I: Pass-Through Rates: Interest will accrue on the Group I Certificates, other than the Class A-I-1 Certificates, at a fixed rate during the month prior to the month of the related distribution date on a 30/360-day basis. The coupon on the Class A-I-1 Certificates will be equal to the lesser of (a) 1-month LIBOR + 0.__% per annum and (b) 14%, subject to the Group I Net WAC Cap Rate.

     With respect to any distribution date, the Class A-I-1 Certificates will be entitled to interest accrued from and including the preceding distribution date (or from and including the closing date in the case of the first distribution date) to and including the day prior to the then current distribution date (the "Class A-I-1 Accrual Period") at the Class A-I-1 pass-through Rate on the aggregate principal balance of the Class A-I-1 Certificates on an actual/360-day basis.

     The Pass-Through Rate on the Class A-I-4 Certificates will increase by 0.50% on the first distribution date after the first possible Optional Call Date.

     Classes A-I-1 through A-I-5 are subject to the Group I Net WAC Cap. Interest shortfalls due to the cap will not be reimbursed.

- Group I Net WAC Cap: with respect to any Distribution Date, the weighted average of the Net Mortgage Rates for Group I minus the coupon on the Class A-I-IO multiplied by a fraction, the numerator of which is (x) the Notional Amount, and the denominator of which is (y) the aggregate principal balance of the Group I mortgage loans.

- Group II: Pass-Through Rates: On each Distribution Date, the Class A-II Pass-Through Rate will be a per annum rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or before the first possible Optional Call Date, One-Month LIBOR plus __% (the "Class A-II Margin"), and for any Distribution Date thereafter, One-Month LIBOR plus
     2.0 times the Class A-II Margin, and (y) 14%, subject to the Group II Net WAC Cap Rate. Interest will accrue on the Class A-II Certificates on an Actual/360 basis.

- Group II Net WAC Cap: with respect to any Distribution Date, the weighted average of the Net Mortgage Rates for Group II.

- Any Class A-II basis risk shortfall due to the caps will carry forward with interest ("Basis Risk Shortfall Carry-forward Amount").

Net Mortgage Rate:

     With respect to any mortgage loan, the mortgage rate minus (a) the master servicing fee, (b) the sub-servicing fee and (c) the Policy premium.

Weighted Average
Monthly Fees:

- Master servicing fee and sub-servicing fee of: 0.41% for Group I 0.54% for Group II

-    Policy premium as stated in the underlying documents.

Compensating
Interest:

     The Master Servicer will be required to cover Prepayment Interest Shortfalls in full up to either (i) the lesser of (a) one-twelfth of 0.125% and (b) the sum of the Master Servicing Fee payable to the Master Servicer plus reinvestment income for such distribution date, or (ii) Excess Cash Flow, subject to the priority of distribution for Excess Cash Flow.

________________________________________________________________________________
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS3
Computational Materials: Preliminary Term Sheet  (Page 4)
________________________________________________________________________________


                                       TRANSACTION OVERVIEW
Principal
Distributions:

- Group I available principal will be distributed first to the Class A-I-5 Certificates in an amount equal to the Class A-I-5 Lockout Distribution Amount for that distribution date (refer to the underlying table). The remaining amounts will be paid to the Class A-I-1 Certificates, the Class A-I-2 Certificates, the Class A-I-3 Certificates, the Class A-I-4 certificates and then the Class A-I-5 Certificates in that order, until paid in full.

- Class A-I-5 Lockout Distribution Amount: For any distribution date, the product of (x) the Class A-I-5 Lockout Percentage for that distribution date and (y) the Class A-I-5 pro rata Distribution Amount for that distribution date. In no event shall the Class A-I-5 Distribution amount for a distribution date exceed the Principal Distribution Amount for Loan Group I for that distribution date.

-    Class A-I-5 Lockout Percentage:

                   DISTRIBUTION
                      DATES                             LOCKOUT   PERCENTAGE
November  2001  through  and including  October  2004           0%
November  2004  through  and including  October  2006           45%
November  2006  through  and including  October  2007           80%
November  2007  through  and including  October 2008            100%
November 2008 and  thereafter                                   300%

- Group II available principal will be distributed to the Class A-II Certificates until paid in full.

Advances: The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.

Priority of
Distributions:

     On each Distribution Date, amounts available for distribution will be allocated in the following priority:

 (1)     Accrued interest due on the Class A Certificates;

 (2) Principal on the Class A Certificates equal to the scheduled principal and principal prepayments received or advanced;

 (3)     Principal on the Class A Certificates necessary to cover Realized
     Losses;

 (4) Permitted reimbursements to the Certificate Insurer for prior draws on the Policy;

 (5) Additional principal on the Class A Certificates to achieve the Required Overcollateralization Amount;
 (6)     Prepayment Interest Shortfalls on the Class A Certificates;
 (7)     Basis Risk Shortfall Carry-forward Amount on the Class A-II
     Certificates;
 (8) Remaining  funds  to  the  holders  of  the  Class  SB
     Certificates    and   the    Class   R    Certificates
     (collectively, the "Non-Offered Certificates").

Taxation:             REMIC election.

ERISA            All of the Offered Securities are expected to be ERISA-eligible
Considerations:

Legal Investment:     None of the Offered Securities will be SMMEA-eligible.

Trustee:              Bank One, National Association.

Form of               Book-entry form through DTC, Clearstream and Euroclear.
Registration:

Minimum               $25,000 and integral multiples of $1 in excess thereof.
Denominations:

Underwriters:         Lead          Deutsche Banc Alex. Brown
                      Manager:

                      Co-Managers:  Bear Stearns & Co., Residential
                        Funding Securities Corporation
________________________________________________________________________________
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS3
Computational Materials: Preliminary Term Sheet  (Page 5)
________________________________________________________________________________



------------------------------------------------------------------------------------------------
                                 GROUP I SENSITIVITY ANALYSIS
------------------------------------------------------------------------------------------------
                                          TO 10% CALL
FIXED/ADJUSTABLE % OF CPR    0%/0%     9%/13%     14%/19%     18%/25%     23%/31%     27%/38%

CLASS A-I-1
Yield @ 100.00 (ACT/360)      2.765%     2.765%      2.765%      2.765%      2.765%      2.765%
Avg. Life (yrs)               10.595      1.935       1.277       1.000       0.782       0.663
Mod. Duration (yrs)            8.923      1.868       1.248       0.982       0.772       0.656
Window                     11/01-1/19 11/01-1/06 11/01-7/04  11/01-12/03 11/01-6/03  11/01-3/03

CLASS A-I-2
Yield @ 100.00 (30/360)        4.661      4.626       4.597       4.572       4.541       4.514
Avg. Life (yrs)               20.632      6.214       3.912       3.001       2.305       1.934
Mod. Duration (yrs)           12.996      5.261       3.495       2.739       2.139       1.810
Window                     1/19-3/25  1/06-9/10   7/04-1/07  12/03-10/05 6/03-11/04   3/03-5/04

CLASS A-I-3
Yield @ 100.00 (30/360)        5.617      5.600       5.578       5.558       5.533       5.512
Avg. Life (yrs)               24.820     11.264       6.808       5.000       3.764       3.107
Mod. Duration (yrs)           13.131      8.138       5.507       4.250       3.309       2.781
Window                     3/25-11/27 9/10-7/15  1/07-10/10  10/05-12/07 11/04-5/06   5/04-7/05

CLASS A-I-4
Yield @ 100.00 (30/360)        6.523      6.514       6.505       6.495       6.478       6.463
Avg. Life (yrs)               27.400     16.613      12.284       9.404       6.922       5.591
Mod. Duration (yrs)           12.507      9.884       8.212       6.808       5.384       4.531
Window                     11/27-8/29 7/15-10/19 10/10-5/15  12/07-7/12   5/06-3/10  7/05-11/08

CLASS A-I-5
Yield @ 100.00 (30/360)        5.970      5.952       5.946       5.942       5.937       5.932
Avg. Life (yrs)               13.894      8.578       7.568       7.006       6.432       5.924
Mod. Duration (yrs)            8.966      6.416       5.848       5.515       5.159       4.833
Window                     11/04-8/29 11/04-10/1911/04-5/15  11/04-7/12  11/04-3/10  11/04-11/08

CLASS A-I-IO
Yield @ 13.6386 (30/360)       5.250      5.250       5.250       5.250       5.250       5.250
Avg. Life (yrs)                2.500      2.500       2.500       2.500       2.500       2.500
Mod. Duration (yrs)            1.232      1.232       1.232       1.232       1.232       1.232
Window                     4/04-4/04  4/04-4/04   4/04-4/04   4/04-4/04   4/04-4/04   4/04-4/04

                                          TO MATURITY
CLASS A-I-4
Yield @ 100.00 (30/360)        6.526      6.542       6.542       6.545       6.540       6.527
Avg. Life (yrs)               27.795     18.651      13.965      10.983       8.207       6.587
Mod. Duration (yrs)           12.571     10.413       8.788       7.467       6.018       5.070
Window                     11/27-5/31 7/15-1/30  10/10-5/27  12/07-11/23 5/06-10/19   7/05-2/17

CLASS A-I-5
Yield @ 100.00 (30/360)        5.970      5.952       5.946       5.943       5.939       5.936
Avg. Life (yrs)               13.894      8.589       7.587       7.061       6.575       6.288
Mod. Duration (yrs)            8.966      6.419       5.856       5.542       5.240       5.054
Window                     11/04-3/31 11/04-11/2911/04-2/27  11/04-9/23  11/04-7/19  11/04-2/16


                        CLASS A-I-IO CERTIFICATES YIELD CONSIDERATIONS

If at any time prior to April 2004, the aggregate principal balance of the Group I Loans is reduced to $47,100,000 or less, the yield to investors in the Class A-I-IO Certificates will become extremely sensitive to the rate and timing of principal payments on the Group I Loans, including prepayments, defaults and liquidations, which may fluctuate significantly over time. Further, if the Master Servicer exercises its option to terminate the trust and such action results in the retirement of the certificates prior to the distribution date in April 2004, then the holders of the Class A-I-IO Certificates will receive fewer than the 30 distributions of interest that they would otherwise have been entitled to receive. Investors in the Class A-I-IO Certificates should fully consider the risk that an extremely rapid rate of prepayments on the mortgage loans could result in the failure of such investors to fully recover their investments.

________________________________________________________________________________
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS3
Computational Materials: Preliminary Term Sheet  (Page 6)
________________________________________________________________________________


                                GROUP II SENSITIVITY ANALYSIS
                                        TO 10% CALL
FIXED/ADJUSTABLE % OF CPR    0%/0%     9%/13%     14%/19%     18%/25%     23%/31%     27%/38%

CLASS A-II
Yield @ 100.00 (ACT/360)      2.836%     2.836%      2.836%      2.836%      2.836%     2.836%
Avg. Life (yrs)               18.430      5.442       3.775       2.839       2.234      1.751
Mod. Duration (yrs)           13.733      4.797       3.455       2.655       2.121      1.682
Window                     11/01-11/2911/01-5/16 11/01-1/12  11/01-7/09  11/01-11/07 11/01-7/06

                                         TO MATURITY
CLASS A-II
Yield @ 100.00 (ACT/360)       2.837      2.850       2.854       2.855       2.856      2.858
Avg. Life (yrs)               18.493      5.831       4.099       3.088       2.434      1.911
Mod. Duration (yrs)           13.761      5.036       3.681       2.845       2.281      1.816
Window                     11/01-4/31 11/01-5/28 11/01-7/23  11/01-12/18 11/01-6/15  11/01-8/12
-------------------------- ---------- ---------- ----------- ----------- ----------- ----------


 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS3
Computational Materials: Preliminary Term Sheet  (Page 7)
________________________________________________________________________________






---------------------------------------------------------------------------------------
                      GROUP II AVAILABLE FUNDS CAP ANALYSIS
---------------------------------------------------------------------------------------
PAYMENT DATE          NET WAC (%)                     PAYMENT DATE       NET WAC (%)
11/25/2001               8.638                        10/25/2005            8.219
12/25/2001               8.926                        11/25/2005            7.955
01/25/2002               8.583                        12/25/2005            8.221
02/25/2002               8.582                        01/25/2006            7.957
03/25/2002               9.502                        02/25/2006            7.958
04/25/2002               8.583                        03/25/2006            8.811
05/25/2002               8.864                        04/25/2006            7.959
06/25/2002               8.438                        05/25/2006            8.225
07/25/2002               8.713                        06/25/2006            7.961
08/25/2002               8.364                        07/25/2006            8.227
09/25/2002               8.365                        08/25/2006            7.963
10/25/2002               8.506                        09/25/2006            7.963
11/25/2002               8.233                        10/25/2006            8.230
12/25/2002               8.508                        11/25/2006            7.965
01/25/2003               8.234                        12/25/2006            8.231
02/25/2003               8.235                        01/25/2007            7.967
03/25/2003               9.118                        02/25/2007            7.968
04/25/2003               8.237                        03/25/2007            8.822
05/25/2003               8.510                        04/25/2007            7.969
06/25/2003               8.230                        05/25/2007            8.236
07/25/2003               8.324                        06/25/2007            7.971
08/25/2003               8.056                        07/25/2007            8.238
09/25/2003               7.976                        08/25/2007            7.973
10/25/2003               8.243                        09/25/2007            7.974
11/25/2003               7.978                        10/25/2007            8.240
12/25/2003               8.244                        11/25/2007            7.976
01/25/2004               7.979                        12/25/2007            8.242
02/25/2004               7.980                        01/25/2008            7.977
03/25/2004               8.531                        02/25/2008            7.978
04/25/2004               7.982                        03/25/2008            8.529
05/25/2004               8.248                        04/25/2008            7.980
06/25/2004               7.942                        05/25/2008            8.247
07/25/2004               8.207                        06/25/2008            7.982
08/25/2004               7.943                        07/25/2008            8.249
09/25/2004               7.944                        08/25/2008            7.984
10/25/2004               8.210                        09/25/2008            7.985
11/25/2004               7.946                        10/25/2008            8.252
12/25/2004               8.211                        11/25/2008            7.987
01/25/2005               7.947                        12/25/2008            8.254
02/25/2005               7.948                        01/25/2009            7.989
03/25/2005               8.800                        02/25/2009            7.990
04/25/2005               7.949                        03/25/2009            8.847
05/25/2005               8.215                        04/25/2009            7.991
06/25/2005               7.951                        05/25/2009            8.259
07/25/2005               8.217                        06/25/2009            7.993
08/25/2005               7.953                        07/25/2009            8.261
09/25/2005               7.953
------------------- ---------------- ---------------- ---------------- ----------------

________________________________________________________________________________
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS3
Computational Materials: Preliminary Term Sheet  (Page 8)
________________________________________________________________________________


----------------------------------------------------------------------------------------------------------
                                       GROUP I COLLATERAL SUMMARY
----------------------------------------------------------------------------------------------------------
 Statistics for the fixed rate mortgage loans are listed below as of the Cut-off
Date of October 1, 2001.
                                          EXPANDED
                                          CRITERIA        HOME            RE-PERFOR
                            ALTERNET    EXCEPTIONS    SOLUTION JUMBO A        LOANS SEASONED
 COLLATERAL SUB-GROUP:      EXCEPTIONS              EXCEPTIONS EXCEPTIONS*         MING  LOANS      TOTAL
----------------------------------------------------------------------------------------------------------
PERCENT OF TOTAL                31.44%      24.11%       6.51%     35.00%     1.11%      1.83%    100.00%
----------------------------------------------------------------------------------------------------------

PRINCIPAL BALANCE          $118,459,60$90,827,385.$24,522,386.$131,863,40$4,188,484$6,908,228.$376,769,492.03
NUMBER OF LOANS                  1,406         592         217        294        66        110      2,685
AVERAGE BALANCE             $84,252.92 $153,424.64 $113,006.39$448,514.97$63,461.88 $62,802.08$140,323.83
----------------------------------------------------------------------------------------------------------

WA MORTGAGE RATE                10.42%       8.42%       8.80%      7.53%    11.19%     10.20%      8.83%
WA AGE (MONTHS)                      9           4           4          4        41         66          7
WA ORIG. MATURITY (MONTHS)         294         350         218        352       315        278        323
----------------------------------------------------------------------------------------------------------

WA CREDIT SCORE                    609         685         716        693       532        611        663
WA ORIGINAL LTV*                81.46%      81.42%     100.46%     77.41%    80.48%     79.77%     81.23%
----------------------------------------------------------------------------------------------------------

PURCHASE                        26.16%      64.93%      71.05%     22.39%    10.55%     27.06%     36.95%
EQUITY REFINANCE                54.19%      23.69%      23.06%     59.27%    75.68%     56.77%     46.87%
RATE REFINANCE                  19.66%      11.38%       5.89%     18.35%    13.77%     16.18%     16.18%
----------------------------------------------------------------------------------------------------------

SERVICED BY HOMECOMINGS         99.03%      82.26%     100.00%     25.52%     0.56%      2.05%     66.45%
----------------------------------------------------------------------------------------------------------

CURRENT                         87.49%      99.90%      97.26%    100.00%    92.54%     97.01%     95.73%
30 - 59 DAYS DELINQUENT         12.08%       0.10%       2.74%      0.00%     7.46%      2.99%      4.14%
60 - 89 DAYS DELINQUENT          0.43%       0.00%       0.00%      0.00%     0.00%      0.00%      0.14%
----------------------------------------------------------------------------------------------------------
* Combined Loan-to-Value is used for second lien mortgage loans. ** Includes two non-exception jumbo-A mortgage loans.


________________________________________________________________________________
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS3
Computational Materials: Preliminary Term Sheet  (Page 9)
________________________________________________________________________________



--------------------------------------------------------------------------------------
                ORIGINAL LOAN-TO-VALUE RATIOS FOR THE GROUP I LOANS*
--------------------------------------------------------------------------------------
ORIGINAL                  MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
LOAN-TO-VALUE RATIO                           PRINCIPAL BALANCE
(%)                                                  ($)           PRINCIPAL BALANCE
50.00 OR LESS                    144             8,757,595.36              2.32
50.01 - 55.00                     35             2,763,137.65              0.73
55.01 - 60.00                     66             7,601,580.00              2.02
60.01 - 65.00                     96            10,766,974.27              2.86
65.01 - 70.00                    161            20,557,759.78              5.46
70.01 - 75.00                    248            51,260,894.63             13.61
75.01 - 80.00                    707           131,868,597.51             35.00
80.01 - 85.00                    218            24,521,686.91              6.51
85.01 - 90.00                    425            49,010,199.04             13.01
90.01 - 95.00                    220            26,886,205.15              7.14
95.01 - 100.00                   302            35,897,486.16              9.53
100.01 - 125.00                   63             6,877,375.57              1.83
TOTAL:                         2,685           376,769,492.03            100.00
----------------------- -------------------- -------------------- --------------------
* Combined Loan-to-Value is used for second lien mortgage loans.

--------------------------------------------------------------------------------------
           ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS
--------------------------------------------------------------------------------------
ORIGINAL MORTGAGE         MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
LOAN BALANCE                                         ($)           PRINCIPAL BALANCE
100,000 OR LESS              1,491            83,188,155.37              22.08
100,001 - 200,000              672            91,267,554.27              24.22
200,001 - 300,000              180            43,626,646.08              11.58
300,001 - 400,000              151            51,625,568.97              13.70
400,001 - 500,000              103            46,430,520.18              12.32
500,001 - 600,000               44            23,945,494.06               6.36
600,001 - 700,000               23            14,678,019.60               3.90
700,001 - 800,000                5             3,731,087.84               0.99
800,001 - 900,000                2             1,720,577.17               0.46
900,001 - 1,000,000              5             4,815,122.61               1.28
1,100,001 - 1,200,000            3             3,500,087.32               0.93
1,200,001 - 1,300,000            1             1,297,087.50               0.34
1,300,001 - 1,400,000            3             4,015,505.16               1.07
1,400,001 - 1,500,000            2             2,928,065.90               0.78
TOTAL:                       2,685           376,769,492.03             100.00
--------------------------------------------------------------------------------------




________________________________________________________________________________
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS3
Computational Materials: Preliminary Term Sheet  (Page 10)
________________________________________________________________________________




---------------------------------------------------------------------------------------
                    CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS
---------------------------------------------------------------------------------------
CREDIT SCORE RANGE        MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
                                                     ($)           PRINCIPAL BALANCE
499 OR LESS                     35              2,159,455.65              0.57
500 - 500                         2               108,716.90                0.03
501 - 519                        67             4,553,281.02                1.21
520 - 539                       145            10,223,565.00                2.71
540 - 559                       173            12,849,275.77                3.41
560 - 579                       217            17,596,415.21                4.67
580 - 599                       242            20,953,372.08                5.56
600 - 619                       251            25,496,835.08                6.77
620 - 639                       260            29,750,324.82                7.90
640 - 659                       211            35,960,366.14                9.54
660 - 679                       246            49,905,225.16               13.25
680 - 699                       273            58,350,446.76               15.49
700 - 719                       174            33,390,432.40                8.86
720 - 739                       138            24,945,524.88                6.62
740 - 759                        91            19,199,364.16                5.10
760 - 779                        74            16,034,330.12                4.26
780 - 799                        45            12,655,011.93                3.36
800 - 819                         7               477,873.73                0.13
NOT AVAILABLE                    34             2,159,675.22                0.57
TOTAL:                        2,685           376,769,492.03              100.00
----------------------- -------------------- -------------------- ---------------------

---------------------------------------------------------------------------------------
                    MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS
---------------------------------------------------------------------------------------
PROPERTY TYPE             MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
                                                     ($)           PRINCIPAL BALANCE
SINGLE FAMILY                  2,072           280,363,297.13             74.41
TWO TO FOUR FAMILY               153            18,376,410.57              4.88
UNITS
PUD (DETACHED)                   201            50,693,567.72             13.45
PUD (ATTACHED)                    46             5,707,125.42              1.51
CONDO (UNDER 5                   103            11,571,726.87              3.07
STORIES)
CONDO (OVER 8 STORIES)             6             1,781,178.95              0.47
CONDO MID-RISE (5 TO               4               384,517.27              0.10
8 STORIES)
CONDOTEL (1-4 STORIES)             2               209,149.33              0.06
MANUFACTURED HOUSING              85             5,693,974.66              1.51
TOWNHOUSE                         11             1,545,104.28              0.41
CO-OP                              1               383,709.03              0.10
LEASEHOLD                          1                59,730.80              0.02
TOTAL:                         2,685           376,769,492.03            100.00
----------------------- -------------------- -------------------- ---------------------


________________________________________________________________________________
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS3
Computational Materials: Preliminary Term Sheet  (Page 11)
________________________________________________________________________________





---------------------------------------------------------------------------------------
        GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES FOR THE GROUP I LOANS
---------------------------------------------------------------------------------------
STATE                     MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
                                                     ($)           PRINCIPAL BALANCE
CALIFORNIA                      322            91,668,906.33               24.33
FLORIDA                         406            46,936,123.49               12.46
MICHIGAN                        171            24,264,752.89                6.44
INDIANA                         219            17,369,553.67                4.61
ILLINOIS                        104            15,174,282.96                4.03
COLORADO                         56            14,722,967.64                3.91
NORTH CAROLINA                  143            13,414,989.47                3.56
NEW JERSEY                       51            11,159,634.09                2.96
VIRGINIA                         75            10,931,165.62                2.90
MARYLAND                         46            10,696,564.81                2.84
OHIO                            130            10,595,018.64                2.81
TEXAS                            88            10,302,761.86                2.73
NEW YORK                         74            10,135,476.81                2.69
GEORGIA                          67             9,006,279.34                2.39
ARIZONA                          40             8,471,917.50                2.25
OTHER*                          693            71,919,096.91               19.09
TOTAL:                        2,685           376,769,492.03              100.00
----------------------- -------------------- -------------------- ---------------------
*             Other includes states and the District of Columbia with under 2%
concentrations individually

---------------------------------------------------------------------------------------
                      OCCUPANCY TYPES OF THE GROUP I LOANS
---------------------------------------------------------------------------------------
OCCUPANCY STATUS          MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
                                                     ($)           PRINCIPAL BALANCE
PRIMARY                        2,361           344,916,049.67             91.55
NON-OWNER OCCUPIED               275            21,508,195.25              5.71
SECONDARY/VACATION                49            10,345,247.11              2.75
TOTAL:                         2,685           376,769,492.03            100.00
----------------------- -------------------- -------------------- ---------------------

---------------------------------------------------------------------------------------
                      MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS
---------------------------------------------------------------------------------------
LOAN PURPOSE              MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
                                                     ($)           PRINCIPAL BALANCE
PURCHASE                         990           139,214,551.03             36.95
EQUITY REFINANCE               1,268           176,607,784.86             46.87
RATE/TERM REFINANCE              427            60,947,156.14             16.18
TOTAL:                         2,685           376,769,492.03            100.00
----------------------- -------------------- -------------------- ---------------------

---------------------------------------------------------------------------------------
                    DOCUMENTATION TYPE FOR THE GROUP I LOANS
---------------------------------------------------------------------------------------
DOCUMENTATION TYPE        MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
                                                     ($)           PRINCIPAL BALANCE
FULL DOCUMENTATION             1,966           271,880,748.56             72.16
LIMITED DOCUMENTATION            719           104,888,743.47             27.84
TOTAL:                         2,685           376,769,492.03            100.00
----------------------- -------------------- -------------------- ---------------------


________________________________________________________________________________
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS3
Computational Materials: Preliminary Term Sheet  (Page 12)
________________________________________________________________________________




---------------------------------------------------------------------------------------
                     NET MORTGAGE RATES OF THE GROUP I LOANS
---------------------------------------------------------------------------------------
NET MORTGAGE RATES (%)    MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
                                                     ($)           PRINCIPAL BALANCE
5.500 - 5.999                      3               918,821.58              0.24
6.000 - 6.499                     37             9,117,169.84              2.42
6.500 - 6.999                    192            69,424,833.79             18.43
7.000 - 7.499                    295            89,475,032.49             23.75
7.500 - 7.999                    277            42,064,681.26             11.16
8.000 - 8.499                    240            30,719,148.63              8.15
8.500 - 8.999                    214            23,762,968.50              6.31
9.000 - 9.499                    257            25,705,287.68              6.82
9.500 - 9.999                    219            20,322,479.72              5.39
10.000 - 10.499                  266            22,398,942.84              5.94
10.500 - 10.999                  221            15,505,603.14              4.12
11.000 - 11.499                  235            15,032,657.89              3.99
11.500 - 11.999                  119             6,449,110.54              1.71
12.000 - 12.499                   56             3,094,580.17              0.82
12.500 - 12.999                   20             1,164,735.30              0.31
13.000 - 13.499                   14               618,153.04              0.16
13.500 - 13.999                    7               516,220.91              0.14
14.000 - 14.499                    4               143,463.72              0.04
14.500 - 14.999                    4               195,083.22              0.05
15.000 - 15.499                    4               122,235.26              0.03
17.000 - 17.499                    1                18,282.51              0.00
TOTAL:                         2,685           376,769,492.03            100.00
----------------------- -------------------- -------------------- ---------------------

---------------------------------------------------------------------------------------
                       MORTGAGE RATES OF THE GROUP I LOANS
---------------------------------------------------------------------------------------
MORTGAGE RATES (%)        MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
                                                     ($)           PRINCIPAL BALANCE
6.000 - 6.499                     2                802,348.20              0.21
6.500 - 6.999                    30              7,763,651.89              2.06
7.000 - 7.499                   179             63,954,195.68             16.97
7.500 - 7.999                   292             92,269,128.05             24.49
8.000 - 8.499                   259             40,190,010.23             10.67
8.500 - 8.999                   239             32,993,226.18              8.76
9.000 - 9.499                   161             17,294,248.34              4.59
9.500 - 9.999                   277             30,325,214.35              8.05
10.000 - 10.499                 182             16,373,247.11              4.35
10.500 - 10.999                 306             25,598,446.75              6.79
11.000 - 11.499                 195             14,998,150.84              3.98
11.500 - 11.999                 261             18,255,562.45              4.85
12.000 - 12.499                 143              7,729,858.53              2.05
12.500 - 12.999                  89              4,801,021.76              1.27
13.000 - 13.499                  26              1,367,020.47              0.36
13.500 - 13.999                  18                746,853.43              0.20
14.000 - 14.499                   9                687,709.42              0.18
14.500 - 14.999                   6                213,072.61              0.06
15.000 - 15.499                   3                183,759.12              0.05
15.500 - 15.999                   7                204,484.11              0.05
17.500 - 17.999                   1                 18,282.51              0.00
TOTAL:                        2,685            376,769,492.03            100.00
----------------------- -------------------- -------------------- ---------------------



________________________________________________________________________________
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS3
Computational Materials: Preliminary Term Sheet  (Page 13)
________________________________________________________________________________


-------------------------------------------------------------------------------------------------------------
                                        GROUP II COLLATERAL SUMMARY
-------------------------------------------------------------------------------------------------------------
Statistics  for the  adjustable  rate mortgage  loans are listed below as of the
Cut-off Date of October 1, 2001.
                                       EXPANDED    HOME
                          ALTERNET     CRITERIA    SOLUTION   JUMBO A   * RE-PERFORMISEASONED
COLLATERAL SUB-GROUP:     EXCEPTIONS   EXCEPTIONS  EXCEPTIONS EXCEPTIONS     LOANS        LOANS        TOTAL
------------------------ ------------ ----------- ---------- ----------- ---------- ------------ ------------
PERCENT OF TOTAL              76.33%       7.66%      0.15%       5.31%      2.35%        8.19%      100.00%
------------------------ ------------ ----------- ---------- ----------- ---------- ------------ ------------

PRINCIPAL BALANCE        $113,149,334.88$11,356,038.72 $228,498.71$7,870,490.57 $3,485,420.51 $12,141,567.41 $148,231,350.80
NUMBER OF LOANS                      870            32           3           30            44            104           1,083
AVERAGE BALANCE              $130,056.71   $354,876.21  $76,166.24  $262,349.69    $79,214.10    $116,745.84     $136,871.05
------------------------ ------------ ----------- ---------- ----------- ---------- ------------ ------------

WA MORTGAGE RATE               9.93%       7.73%     10.89%       5.53%     10.59%        8.94%        9.47%
WA AGE (MONTHS)                    7          14          6          19         38           63           14
WA ORIG. MATURITY                360         355        360         304        358          359          356
(MONTHS)
------------------------ ------------ ----------- ---------- ----------- ---------- ------------ ------------

WA MARGIN                      6.35%       3.42%      6.90%       1.81%      6.20%        4.39%        5.72%
WA LIFETIME CAP               16.24%      14.06%     17.89%      12.38%     16.46%       14.11%       15.70%
WA NEXT RATE ADJ.                 21          11         18           2          9            7           18
(MONTHS)
WA RESET FREQUENCY                 6          12          6           2          7           11            7
(MONTHS)
------------------------ ------------ ----------- ---------- ----------- ---------- ------------ ------------

WA CREDIT SCORE                  605         663        676         687        535          599          612
WA ORIGINAL LTV               84.35%      70.01%    100.00%      85.41%     78.65%       81.85%       82.99%
------------------------ ------------ ----------- ---------- ----------- ---------- ------------ ------------

PURCHASE                      40.53%      63.68%     63.80%      95.69%     24.76%       14.88%       42.80%
EQUITY REFINANCE              49.38%      24.08%     36.20%       4.31%     65.14%       52.50%       45.66%
RATE REFINANCE                10.09%      12.24%      0.00%       0.00%     10.10%       32.61%       11.55%
------------------------ ------------ ----------- ---------- ----------- ---------- ------------ ------------

 SERVICED BY                              15.38%
HOMECOMINGS                   98.56%                100.00%     100.00%      6.74%        8.78%       82.76%
-------------------------------------------------------------------------------------------------------------

CURRENT                       96.29%     100.00%    100.00%     100.00%     86.47%       92.03%       96.20%
30 -59 DAYS DELINQUENT         3.19%       0.00%      0.00%       0.00%     13.53%        7.97%        3.41%
60 -89 DAYS DELINQUENT         0.52%       0.00%      0.00%       0.00%      0.00%        0.00%        0.39%
------------------------ ------------ ----------- ---------- ----------- ---------- ------------ ------------
* Includes one non-exception jumbo-A mortgage loan.

________________________________________________________________________________
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS3
Computational Materials: Preliminary Term Sheet  (Page 14)
________________________________________________________________________________


---------------------------------------------------------------------------------------
                 ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
ORIGINAL                  MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
LOAN-TO-VALUE RATIO                           PRINCIPAL BALANCE
(%)                                                  ($)           PRINCIPAL BALANCE
50.00 OR LESS                     15             1,126,067.88              0.76
50.01 - 55.00                     10             1,308,877.71              0.88
55.01 - 60.00                     20             3,761,774.53              2.54
60.01 - 65.00                     29             5,354,868.16              3.61
65.01 - 70.00                     67             7,739,155.68              5.22
70.01 - 75.00                    101            14,266,191.45              9.62
75.01 - 80.00                    259            34,532,837.35             23.30
80.01 - 85.00                    180            22,981,238.82             15.50
85.01 - 90.00                    208            30,106,688.20             20.31
90.01 - 95.00                     94            14,746,979.20              9.95
95.01 - 100.00                    82            10,435,778.84              7.04
100.01 - 125.00                   15             1,553,712.87              1.05
125.01 >=                          3               317,180.11              0.21
TOTAL:                         1,083           148,231,350.80            100.00
----------------------- -------------------- -------------------- ---------------------

---------------------------------------------------------------------------------------
           ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
ORIGINAL MORTGAGE         MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
LOAN BALANCE                                         ($)           PRINCIPAL BALANCE
100,000 OR LESS                  511            32,622,925.34             22.01
100,001 - 200,000                384            53,411,287.31             36.03
200,001 - 300,000                102            24,119,273.76             16.27
300,001 - 400,000                 45            15,586,650.64             10.52
400,001 - 500,000                 27            12,096,760.63              8.16
500,001 - 600,000                  6             3,264,552.86              2.20
600,001 - 700,000                  2             1,276,814.29              0.86
800,001 - 900,000                  2             1,737,801.92              1.17
900,001 - 1,000,000                2             1,889,897.33              1.27
1,000,001 - 1,100,000              1             1,017,944.82              0.69
1,200,001 - 1,300,000              1             1,207,441.90              0.81
TOTAL:                         1,083           148,231,350.80            100.00
----------------------- -------------------- -------------------- ---------------------

---------------------------------------------------------------------------------------
                             GROUP II PROPERTY TYPE
---------------------------------------------------------------------------------------
PROPERTY TYPE             MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
                                                     ($)           PRINCIPAL BALANCE
SINGLE FAMILY                    820           104,876,746.29             70.75
TWO TO FOUR FAMILY                86            10,987,168.70              7.41
UNITS
PUD (DETACHED)                    62            18,865,174.06             12.73
PUD (ATTACHED)                    10             1,013,591.33              0.68
CONDO (UNDER 5                    69             7,944,468.73              5.36
STORIES)
CONDO (OVER 8 STORIES)             2             1,126,978.76              0.76
CONDO MID-RISE (5 TO               3               362,271.59              0.24
8 STORIES)
MANUFACTURED HOUSING              21             1,636,153.17              1.10
TOWNHOUSE                         10             1,418,798.17              0.96
TOTAL:                         1,083           148,231,350.80            100.00
----------------------- -------------------- -------------------- ---------------------

________________________________________________________________________________
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS3
Computational Materials: Preliminary Term Sheet  (Page 15)
________________________________________________________________________________





---------------------------------------------------------------------------------------
                   CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
CREDIT SCORE RANGE        MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
                                                     ($)           PRINCIPAL BALANCE
499 OR LESS                      21             1,420,445.46               0.96
500 - 500                         1                56,926.90               0.04
501 - 519                        53             5,129,156.00               3.46
520 - 539                        96             9,523,856.41               6.42
540 - 559                       116            14,446,661.43               9.75
560 - 579                       146            16,870,600.64              11.38
580 - 599                       145            20,027,677.88              13.51
600 - 619                       135            20,075,160.44              13.54
620 - 639                       106            14,109,655.54               9.52
640 - 659                        89            13,761,396.75               9.28
660 - 679                        58            10,384,268.29               7.01
680 - 699                        50             9,061,423.08               6.11
700 - 719                        20             5,257,071.88               3.55
720 - 739                        17             3,469,577.94               2.34
740 - 759                         7               933,778.43               0.63
760 - 779                        14             3,052,122.27               2.06
780 - 799                         1                95,200.00               0.06
NOT AVAILABLE                     8               556,371.46                0.38
TOTAL:                        1,083           148,231,350.80             100.00
----------------------- -------------------- -------------------- ---------------------

---------------------------------------------------------------------------------------
                    DOCUMENTATION TYPES OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
DOCUMENTATION TYPES       MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
                                                     ($)           PRINCIPAL BALANCE
FULL DOCUMENTATION               806            104,581,937.60            70.55
LIMITED DOCUMENTATION            277             43,649,413.20            29.45
TOTAL:                         1,083            148,231,350.80           100.00
----------------------- -------------------- -------------------- ---------------------

---------------------------------------------------------------------------------------
                     MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
LOAN PURPOSE              MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
                                                     ($)           PRINCIPAL BALANCE
PURCHASE                         433            63,439,211.59             42.80
EQUITY REFINANCE                 524            67,677,280.10             45.66
RATE/TERM REFINANCE              126            17,114,859.11             11.55
TOTAL:                         1,083           148,231,350.80            100.00
----------------------- -------------------- -------------------- ---------------------

---------------------------------------------------------------------------------------
                      OCCUPANCY TYPES OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
OCCUPANCY                 MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
                                                     ($)           PRINCIPAL BALANCE
PRIMARY                          978            138,138,706.02            93.19
NON-OWNER OCCUPIED                98              8,111,869.32             5.47
SECONDARY/VACATION                 7              1,980,775.46             1.34
TOTAL:                         1,083            148,231,350.80           100.00
----------------------- -------------------- -------------------- ---------------------



________________________________________________________________________________
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS3
Computational Materials: Preliminary Term Sheet  (Page 16)
________________________________________________________________________________




---------------------------------------------------------------------------------------
        GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
STATE                     MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
                                                     ($)           PRINCIPAL BALANCE
CALIFORNIA                      147            33,475,487.68              22.58
MICHIGAN                        117            11,932,612.35               8.05
SOUTH CAROLINA                   48            10,850,580.55               7.32
GEORGIA                          62            10,787,841.91               7.28
FLORIDA                          79             9,423,915.93               6.36
ILLINOIS                         64             8,285,092.96               5.59
OHIO                             64             5,872,196.45               3.96
NEW JERSEY                       35             5,042,500.08               3.40
ARIZONA                          33             4,700,497.33               3.17
WASHINGTON                       23             3,643,544.32               2.46
COLORADO                         26             3,566,767.38               2.41
PENNSYLVANIA                     41             3,426,084.64               2.31
INDIANA                          40             3,277,889.11               2.21
NORTH CAROLINA                   32             2,958,116.03               2.00
OTHER*                          272            30,988,224.08              20.91
TOTAL:                        1,083           148,231,350.80             100.00
----------------------- -------------------- -------------------- ---------------------
*  Other   includes   states  and  the  District  of  Columbia   with  under  2%
   concentrations individually.

---------------------------------------------------------------------------------------
                    NET MORTGAGE RATES OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
NET MORTGAGE RATES (%)    MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
                                                     ($)           PRINCIPAL BALANCE
4.000 - 4.499                      2               528,633.68              0.36
4.500 - 4.999                     24             6,262,044.87              4.22
5.000 - 5.499                      7             2,076,486.74              1.40
5.500 - 5.999                     12             1,698,785.66              1.15
6.000 - 6.499                     20             4,446,452.48              3.00
6.500 - 6.999                     24             5,924,605.62              4.00
7.000 - 7.499                     56            12,507,481.39              8.44
7.500 - 7.999                     62            12,589,088.85              8.49
8.000 - 8.499                     86            13,696,849.06              9.24
8.500 - 8.999                    137            17,719,839.44             11.95
9.000 - 9.499                    174            21,970,002.01             14.82
9.500 - 9.999                    146            16,859,088.05             11.37
10.000 - 10.499                  152            16,698,254.18             11.26
10.500 - 10.999                   84             7,339,566.51              4.95
11.000 - 11.499                   46             4,437,937.24              2.99
11.500 - 11.999                   22             1,671,180.79              1.13
12.000 - 12.499                    9               743,813.92              0.50
12.500 - 12.999                   10               531,691.07              0.36
13.000 - 13.499                    5               256,424.05              0.17
13.500 - 13.999                    3               187,213.33              0.13
14.000 - 14.499                    1                51,230.02              0.03
14.500 - 14.999                    1                34,681.84              0.02
TOTAL:                         1,083           148,231,350.80            100.00
----------------------- -------------------- -------------------- ---------------------

________________________________________________________________________________
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS3
Computational Materials: Preliminary Term Sheet  (Page 17)
________________________________________________________________________________



---------------------------------------------------------------------------------------
                      MORTGAGE RATES OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
MORTGAGE RATES (%)        MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
                                                     ($)           PRINCIPAL BALANCE
5.000 - 5.499                     24             6,407,677.07              4.32
5.500 - 5.999                      8             1,252,046.32              0.84
6.000 - 6.499                      4             1,707,927.19              1.15
6.500 - 6.999                     13             1,661,897.34              1.12
7.000 - 7.499                     20             5,515,309.53              3.72
7.500 - 7.999                     46             9,463,417.35              6.38
8.000 - 8.499                     42             9,535,264.46              6.43
8.500 - 8.999                     89            18,108,490.54             12.22
9.000 - 9.499                     88            11,771,025.50              7.94
9.500 - 9.999                    182            23,665,519.19             15.97
10.000 - 10.499                  122            14,061,765.52              9.49
10.500 - 10.999                  174            20,328,069.42             13.71
11.000 - 11.499                  109            11,564,278.68              7.80
11.500 - 11.999                   91             8,451,494.08              5.70
12.000 - 12.499                   28             1,827,320.52              1.23
12.500 - 12.999                   20             1,595,434.23              1.08
13.000 - 13.499                    5               363,984.78              0.25
13.500 - 13.999                   12               614,882.33              0.41
14.000 - 14.499                    4               249,634.89              0.17
14.500 - 14.999                    1                51,230.02              0.03
15.500 - 15.999                    1                34,681.84              0.02
TOTAL:                         1,083           148,231,350.80            100.00
----------------------- -------------------- -------------------- ---------------------

---------------------------------------------------------------------------------------
                     MAXIMUM MORTGAGE RATES OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
MAXIMUM MORTGAGE          MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
RATES (%)                                            ($)           PRINCIPAL BALANCE
9.000 - 9.999                      1                73,962.83              0.05
10.000 - 10.999                    2               299,073.89              0.20
11.000 - 11.999                   10             1,508,665.66              1.02
12.000 - 12.999                   54            12,790,185.85              8.63
13.000 - 13.999                   50             9,427,074.36              6.36
14.000 - 14.999                   92            19,843,439.07             13.39
15.000 - 15.999                  230            33,615,435.01             22.68
16.000 - 16.999                  293            35,627,032.21             24.03
17.000 - 17.999                  221            25,367,590.87             17.11
18.000 - 18.999                  101             7,848,084.18              5.29
19.000 - 19.999                   22             1,367,003.56              0.92
20.000 - 20.999                    6               429,121.47              0.29
21.000 - 21.999                    1                34,681.84              0.02
TOTAL:                         1,083           148,231,350.80            100.00
----------------------- -------------------- -------------------- ---------------------


________________________________________________________________________________
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS3
Computational Materials: Preliminary Term Sheet  (Page 18)
________________________________________________________________________________


---------------------------------------------------------------------------------------
                     MINIMUM MORTGAGE RATES OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
MINIMUM MORTGAGE          MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
RATES (%)                                            ($)           PRINCIPAL BALANCE
1.000 - 1.999                     24             6,526,582.27              4.40
2.000 - 2.999                     60             9,351,154.95              6.31
3.000 - 3.999                     42            12,197,095.88              8.23
4.000 - 4.999                     17             1,987,312.74              1.34
5.000 - 5.999                     21             2,736,710.15              1.85
6.000 - 6.999                     38             5,588,724.97              3.77
7.000 - 7.999                     54             7,947,016.77              5.36
8.000 - 8.999                     98            18,862,076.14             12.72
9.000 - 9.999                    245            31,963,335.12             21.56
10.000 - 10.999                  272            31,706,416.35             21.39
11.000 - 11.999                  172            16,623,711.50             11.21
12.000 - 12.999                   31             2,094,391.06              1.41
13.000 - 13.999                    6               484,697.57              0.33
14.000 - 14.999                    2               127,443.49              0.09
15.000 - 15.999                    1                34,681.84              0.02
TOTAL:                         1,083           148,231,350.80            100.00
----------------------- -------------------- -------------------- ---------------------

---------------------------------------------------------------------------------------
                        INDEX TYPES OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
INDEX TYPES               MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
                                                     ($)           PRINCIPAL BALANCE
TREASURY - 1 YEAR                140            24,958,523.29             16.84
TREASURY - 3 YEAR                  2               262,025.79              0.18
1ML                               28             7,294,094.36              4.92
6ML                              910           115,298,132.21             77.78
COFI                               1               254,237.25              0.17
TY2                                2               164,337.90              0.11
TOTAL:                         1,083           148,231,350.80            100.00
----------------------- -------------------- -------------------- ---------------------

________________________________________________________________________________
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS3
Computational Materials: Preliminary Term Sheet  (Page 19)
________________________________________________________________________________


---------------------------------------------------------------------------------------
               NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
NEXT INTEREST RATE        MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
ADJUSTMENT DATE                                      ($)           PRINCIPAL BALANCE
2001-11                           46             9,881,470.97              6.67
2001-12                           23             2,543,390.88              1.72
2002-01                           25             3,626,613.26              2.45
2002-02                           14             2,030,122.27              1.37
2002-03                           29             4,313,237.29              2.91
2002-04                           23             3,286,554.96              2.22
2002-05                           18             2,240,182.94              1.51
2002-06                           21             3,362,950.97              2.27
2002-07                           19             2,497,764.08              1.69
2002-08                           22             3,012,909.20              2.03
2002-09                           20             2,755,733.35              1.86
2002-10                           33             3,739,518.84              2.52
2002-11                           10               672,409.37              0.45
2002-12                           20             1,979,214.65              1.34
2003-01                           22             2,264,039.44              1.53
2003-02                           27             3,487,758.51              2.35
2003-03                           41             3,911,246.26              2.64
2003-04                           60             5,926,892.87              4.00
2003-05                           49             5,727,185.02              3.86
2003-06                          141            21,765,754.66             14.68
2003-07                          158            27,441,219.52             18.51
2003-08                           31             4,119,027.22              2.78
2003-09                           15             1,853,938.91              1.25
2003-10                            4               229,899.49              0.16
2003-11                            7               738,201.19              0.50
2003-12                            7               706,189.48              0.48
2004-01                           11               789,183.25              0.53
2004-02                           12             1,036,226.66              0.70
2004-03                           21             2,108,038.08              1.42
2004-04                           24             2,706,360.65              1.83
2004-05                           26             3,181,104.01              2.15
2004-06                           41             4,827,664.54              3.26
2004-07                           37             3,935,257.02              2.65
2004-08                           12             1,869,463.06              1.26
2004-09                            2               361,250.44              0.24
2004-10                            1               141,888.02              0.10
2005-07                            1               957,969.89              0.65
2005-08                            1               171,127.01              0.12
2005-09                            1               146,721.15              0.10
2005-11                            1               142,845.16              0.10
2005-12                            1               273,191.20              0.18
2006-03                            5             1,199,966.53              0.81
2006-06                            1               269,668.53              0.18
TOTAL:                         1,083           148,231,350.80            100.00
----------------------- -------------------- -------------------- ---------------------

________________________________________________________________________________
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

RESIDENTIAL FUNDING CORPORATION
RAMP 2001-RS3
Computational Materials: Preliminary Term Sheet  (Page 20)
________________________________________________________________________________



---------------------------------------------------------------------------------------
                        NOTE MARGIN OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
NOTE MARGINS (%)          MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
                                                     ($)           PRINCIPAL BALANCE
1.000 - 1.499                      2               528,633.68              0.36
1.500 - 1.999                     22             5,997,948.59              4.05
2.000 - 2.499                     11             1,502,826.10              1.01
2.500 - 2.999                     52             8,125,044.39              5.48
3.000 - 3.499                     33             9,053,808.64              6.11
3.500 - 3.999                     21             5,187,875.85              3.50
4.000 - 4.499                      7             1,336,053.60              0.90
4.500 - 4.999                     39             5,181,526.65              3.50
5.000 - 5.499                     60             9,821,491.26              6.63
5.500 - 5.999                    103            15,135,768.11             10.21
6.000 - 6.499                    217            27,918,022.97             18.83
6.500 - 6.999                    197            25,203,983.48             17.00
7.000 - 7.499                    115            15,057,951.40             10.16
7.500 - 7.999                     97             8,707,077.78              5.87
8.000 - 8.499                     54             4,793,648.77              3.23
8.500 - 8.999                     29             2,912,326.95              1.96
9.000 - 9.499                      9               817,658.46              0.55
9.500 - 9.999                     11               657,982.68              0.44
10.000 - 10.499                    4               291,721.44              0.20
TOTAL:                         1,083           148,231,350.80            100.00
----------------------- -------------------- -------------------- ---------------------


________________________________________________________________________________
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.